SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  February 25, 1998


                            EQUITY MARKETING, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                 0-23346            13-3534145
(State or Other Jurisdiction     (Commission       (IRS Employer
     of Incorporation)           File Number)     Identification No.)


                              131 S. Rodeo Drive
                        Beverly Hills, California 90212
                   (Address of Principal Executive Offices)

                                (310) 887-4300
                        (Registrant's Telephone Number)

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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on February 25, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 26, 1998             EQUITY MARKETING, INC.



                              By:       /s/ Michael J. Welch
                                   -------------------------------------
                                   Michael J. Welch
                                   Executive Vice President and
                                   Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBITS                                                         PAGE NUMBER

99.1     Press Release dated February 25, 1998.                       5

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